UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2022

Avantor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
6.250% Series A Mandatory Convertible Preferred Stock, $0.01 par value	AVTR PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 12, 2022, Avantor, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). The final voting results for each of the items submitted to a stockholder vote at the 2022 Annual Meeting are set forth below.

1. The stockholders elected eleven directors to serve for a one-year term expiring at the Company’s 2023 Annual Meeting of Stockholders, subject to election and qualification of their successors, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nominee
Juan Andres	527,767,978	9,116,730	372,121	26,876,422
John Carethers	536,578,164	305,097	373,568	26,876,422
Matthew Holt	512,768,267	24,114,947	373,615	26,876,422
Lan Kang	536,602,397	287,964	366,468	26,876,422
Joseph Massaro	529,338,122	7,545,057	373,650	26,876,422
Mala Murthy	536,758,675	131,950	366,204	26,876,422
Jonathan Peacock	525,189,202	11,693,936	373,691	26,876,422
Michael Severino	529,383,465	7,499,809	373,555	26,876,422
Christi Shaw	532,751,264	4,139,098	366,467	26,876,422
Michael Stubblefield	529,384,024	7,504,455	368,350	26,876,422
Gregory Summe	510,140,664	26,742,758	373,407	26,876,422
2. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Appointment of Independent Registered Public Accounting Firm	560,586,021	3,183,769	363,461
3. The stockholders approved, on an advisory basis, the 2021 compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Named Executive Officer Compensation	503,986,364	32,885,734	384,731	26,876,422

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantor, Inc.

Date: May 13, 2022	By:	/s/ Justin Miller
		Name:	Justin Miller
		Title:	Executive Vice President, General Counsel and Secretary (Duly Authorized Officer)